Other current assets and assets held for sale	12 Months Ended
Dec. 31, 2025
Subclassifications of assets, liabilities and equities [abstract]
Other current assets and assets held for sale	Other current assets and assets held for sale
Other current assets
The following table summarises the Group’s other current assets as at the dates presented:

	Year ended 31 December
	2025	2024
Other current assets	€ million	€ million
Prepayments	155	202
VAT receivables	296	44
Miscellaneous receivables	208	212
Total other current assets	659	458
VAT receivables
In 2014, a dispute arose between the Spanish Tax Authorities (STA) and the Bizkaia Tax
Authorities (BTA) regarding which authority was responsible for refunding VAT to the Group for the years 2013–2016.
In 2022, following an Arbitration Board ruling, the Group received €252 million (including interest) from the BTA and recognised a further €25 million VAT receivable within other current assets, and a VAT payable of €57 million to the STA within trade and other payables, both including interest.
As at 31 December 2024, the VAT receivable balance of €25 million remained unchanged, while the VAT payable balance increased to €61 million as a result of interest charges.
On 24 July 2025, the Supreme Court of Spain issued its decision on the jurisdictional dispute and determined that:
■the STA is required to refund approximately €250 million (including interest) to the
Group; and
■the Group is required to repay approximately €287 million (including interest) to the
BTA for the amount received in 2022.
The net difference reflected previously recognised balance sheet positions.
The Supreme Court decision confirmed the principle of VAT neutrality.
As at 31 December 2025, the Group has recognised a €250 million VAT receivable from the STA within other current assets, and a €287 million VAT payable to the BTA within accrued taxes, included within trade and other payables. Both balances are expected to be settled concurrently.
Assets held for sale
Non-current assets, or disposal groups comprising assets and liabilities, are classified as held for sale if it is highly probable that they would be recovered through sale rather than continuous use. In order for a sale to be considered highly probable, all of the following criteria need to be met: management is committed to a plan to sell the assets, an active programme to locate a buyer and complete the plan has been initiated, the assets are actively marketed at a reasonable price, and the sale is expected to be completed within one year from the date of classification.
Such assets, or disposal groups, are generally measured at the lower of their carrying amount and fair value less cost to sell.
Once classified as held for sale, intangible assets and property, plant and equipment are no longer amortised or depreciated, and any equity accounted investee is no longer equity accounted.
Assets classified as held for sale as at 31 December 2025 and 31 December 2024 totalled
€33 million and €46 million, respectively. These assets primarily consist of properties expected to be sold in the near future.